EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Transkaryotic Therapies, Inc. (the “Company”) for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Richard F Selden, President and Chief Executive Officer of the Company, and Daniel E. Geffken, Senior Vice President, Finance, and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2002	/s/ Richard F Selden
Richard F Selden
President and Chief Executive Officer

/s/ Daniel E. Geffken
Dated: August 14, 2002	Daniel E. Geffken
Senior Vice President, Finance and Chief Financial Officer